Note 6 - Income Taxes (Details) - Schedule of Deferred Tax Assets and Liabilities (USD $)	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Deferred tax asset:
Net tax loss carry-forward	$ 6,594,577	$ 6,091,915	$ 4,995,874
Statutory rate	34.00%	34.00%	34.00%
Expected tax recovery	2,242,156	2,071,251	1,698,597
Valuation allowances	(2,242,156)	(2,071,251)	(1,698,597)
Total	$ 0	$ 0	$ 0